Income taxes	6 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income taxes

11.	Income taxes

A reconciliation of the effective tax rate to the statutory rate is shown below:

	December 31, 2025	December 31, 2024

Loss before taxes	$(9,870,235)	$(1,339,691)

Expected income tax credit at statutory rate of 25%	$(2,467,559)	$(334,923)
Increase (decrease) in income taxes resulting from:
Valuation allowance for deferred tax asset	75,228	345,515
IPO related-expenses	75,000	75,000
Interest income from note receivables	(21,301)	(31,875)
Unrealized loss (gain) on investments	1,163,620	(19,420)
Non-tax deductible personnel expenses	27,397	13,615
Non-tax deductible consulting fees	733,653	143,665
Non-tax deductible general and administrative expenses	210,235	115,953
Non-tax deductible finance costs and interest expenses	208,094	-
Other items, net	(4,367)	32,821
Income tax credit	$-	$340,351

The tax effects of temporary differences that gave rise to the deferred tax assets and liabilities are as follows:

	December 31, 2025	June 30, 2025
Deferred tax assets:
Accrued employee benefits	$47,399	$41,582
Unrealized foreign exchange gain (loss)	281	(1,264)
Depreciation	(4,397)	(5,031)
Operating right of use assets and lease liabilities	6,193	5,692
Accumulated tax loss	414,720	347,990
Valuation allowance for deferred tax asset	(464,196)	(388,969)
Net deferred tax asset	$-	$-

As of December 31, 2025 and June 30, 2025, the Company had no material net operating loss or tax credit carry forwards. As of December 31, 2025 and June 30, 2025, the Company had no provision for uncertain tax positions and no provisions for penalties or interest. In addition, the Company does not believe that there are any uncertain tax benefits that could be recognized in the near future that would impact the Company’s effective tax rate. For the six-month periods ended December 31, 2025 and 2024, the change in valuation allowance totaled $75,228 and $345,515, respectively.